Exhibit 10.3

WAIVER AND CONSENT

THIS WAIVER AND CONSENT (this “Agreement”), dated and effective as of June 26, 2025, is entered into by and between Safe and Green Development Corporation, a Delaware corporation (the “Company”), ARENA SPECIAL OPPORTUNITIES PARTNERS II, LP, ARENA SPECIAL OPPORTUNITIES (OFFSHORE) MASTER, LP, ARENA SPECIAL OPPORTUNITIES PARTNERS III, LP, and ARENA SPECIAL OPPORTUNITIES FUND, LP (each, a “Holder” and together the “Holders”). The Company and the Holders are together referred to herein as the “Parties,” or each of them individually as a “Party”. Capitalized terms in this Agreement shall have the meanings given to them in the Purchase Agreement (as defined below) or the Registration Rights Agreement (as defined below), as applicable, unless otherwise defined herein.

WHEREAS, the Parties entered into and executed that certain Securities Purchase Agreement dated as of August 12, 2024, as amended by the First Amendment dated April 4, 2025 (the “Purchase Agreement”) providing for the issuance of certain of its securities including debt securities and common stock purchase warrants:

WHEREAS, pursuant to the Purchase Agreement the Company issued to the Holders the following 10% Original Issue Discount Secured Convertible Debentures Due February 12, 2026 and dated August 12, 2024 (the “August 2024 Debentures”), each as amended by that certain Global Amendment thereto, dated as of September 18, 2024:

(a)	August 2024 Debenture in the Original Principal Amount of $583,404.59 issued to Arena Special Opportunities Partners II, LP having an outstanding principal balance as of May 31, 2025 of $58,340;

(b)	August 2024 Debenture in the Original Principal Amount of $445,634.04 issued to Arena Special Opportunities (Offshore) Master, LP having an outstanding principal balance as of May 31, 2025 of $44,563;

(c)	August 2024 Debenture in the Original Principal Amount of $247,180.31 issued to Arena Special Opportunities Partners III, LP having an outstanding principal balance as of May 31, 2025 of $24,718; and

(d)	August 2024 Debenture in the Original Principal Amount of $112,669.81 issued to Arena Special Opportunities Fund, LP having an outstanding principal balance as of May 31, 2025 of $11,267;

WHEREAS, pursuant to the Purchase Agreement the Company issued to the Holders the following 10% Original Issue Discount Secured Convertible Debentures Due April 25, 2026 and dated October 25, 2024 (the “October 2024 Debentures”):

(a)	October 2024 Debenture in the Original Principal Amount of $933,447.36 issued to Arena Special Opportunities Partners II, LP having an outstanding principal balance as of May 31, 2025 of $511,742.39;

(b)	October 2024 Debenture in the Original Principal Amount of $713,014.46 issued to Arena Special Opportunities (Offshore) Master, LP having an outstanding principal balance as of May 31, 2025 of $390,893.53;

(c)	October 2024 Debenture in the Original Principal Amount of $395,488.49 issued to Arena Special Opportunities Partners III, LP having an outstanding principal balance as of May 31, 2025 of $216,818.05; and

(d)	October 2024 Debenture in the Original Principal Amount of $ $180,271.69 issued to Arena Special Opportunities Fund, LP having an outstanding principal balance as of May 31, 2025 of $98,830.93;

WHEREAS, pursuant to the Purchase Agreement the Company issued to the Holders the following 10% Original Issue Discount Secured Convertible Debentures Due October 4, 2026 and dated April 4, 2025 (the “April 2025 Debentures” and together with the August 2024 Debentures and the October 2024 Debentures, the “Debentures”):

(a)	April 2025 Debenture in the Original Principal Amount of $466,723.00 issued to Arena Special Opportunities Partners II, LP having an outstanding principal balance as of May 31, 2025 of $236,874.89;

(b)	April 2025 Debenture in the Original Principal Amount of $356,506.00 issued to Arena Special Opportunities (Offshore) Master, LP having an outstanding principal balance as of May 31, 2025 of $180,936.70;

(c)	April 2025 Debenture in the Original Principal Amount of $197,745.00 issued to Arena Special Opportunities Partners III, LP having an outstanding principal balance as of May 31, 2025 of $100,361.08; and

(d)	April 2025 Debenture in the Original Principal Amount of $ $90,137.00 issued to Arena Special Opportunities Fund, LP having an outstanding principal balance as of May 31, 2025 of $45,747.03;

WHEREAS, the Company is seeking to sell a convertible debenture in an aggregate principal amount not to exceed $172,500.00 to Peak One Opportunity Fund, LP (”Peak LP”) and/or an affiliate of Peak LP (collectively “Peak”) in a private placement (the “Peak Transaction”) and is seeking the Holders’ waiver and consent to the Peak Transaction; and

NOW, THEREFORE, IN CONSIDERATION OF THE PROMISES, ACTS, RELEASES AND OTHER GOOD AND VALUABLE CONSIDERATION HEREINAFTER RECITED, THE SUFFICIENCY AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

Each of the Holders hereby consents to the Company’s entrance into the Peak Transaction and waives any potential conflict that the Peak Transaction has with any of the Transaction Documents (as defined in the Purchase Agreement). For the avoidance of doubt, each Holder agrees that the Peak Transaction does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default or and event of default under any of the Transaction Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Waiver and Consent as of the date first written above.

SAFE AND GREEN DEVELOPMENT CORPORATION

By:	/s/ Nicolai Brune
Name:	Nicolai Brune
Title:	Chief Financial Officer

[Signature Page to Waiver and Consent]

Arena Special Opportunities Partners II, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

Arena Special Opportunities (OFFSHORE) MASTER, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

Arena Special Opportunities Partners III, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

Arena Special Opportunities FuND, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

[Signature Page to Waiver and Consent]